---------------------------------------------------------------------------------------------------------------------
AMERICAN ARTISTS FILM CORPORATION         FIRST BANK OF CHILDERSBURG                 ACCOUNT #: 5550
1245 FOWLER STREET, NW                    120 8TH AVE SW - P O BOX 329               Loan Number 10137734
ATLANTA, GA 30318                         CHILDERSBURG, AL 35044                     Date July 17, 1997
                                                                                     Maturity Date July 17, 1998
                                                                                     Loan Amount $226,500.00
                                                                                     Renewal of 10137734
BORROWER'S NAME AND ADDRESS               LENDER'S NAME AND ADDRESS                  SS#: 43 1717111
"I" includes each borrower above,         "You" means the lender, its successors
jointly and severally.                     and assigns.
---------------------------------------------------------------------------------------------------------------------
For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO HUNDRED TWENTY SIX THOUSAND FIVE HUNDRED
                                  --------------------------------------------
AND NO/100 * * * * * Dollars $226,500.00
--------------------          ----------

[ ] Single Advance: I will receive all of this principal sum on               .
                                                                --------------
    No additional advances are contemplated under this note.
[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On JULY 17, 1997 I will receive the
                                               -------------
    amount of $200,888.01 and future principal advances are contemplated.
              -----------
    Conditions: The conditions for future advances are  PER CUSTOMER'S REQUEST
                                                       ------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on JULY 17, 1998.
                                        -------------
    [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from
          JULY 17, 1997 at the rate of 9.500% per year until FIRST CHANGE DATE.
          -------------                -----                 -----------------
[X] Variable Rate: This rate may then change as stated below.
    [X] Index Rate: The future rate will be 1.000% OVER the following index
                                            -----------
        rate: PRIME RATE AS PRINTED IN THE WALL STREET JOURNAL
              ------------------------------------------------

    [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

    [X] Frequency and Timing: The rate on this note may change as often as
        DAILY.
        -----

        A change in the interest rate will take effect ON THE SAME DAY.
                                                       ---------------

    [X] Limitations: During the term of this loan, the applicable annual interest rate will not be more than 18.000% or less than 6.000%. The
                                            ------               -----
        rate may not change more than     % each                .
                                      ----       ---------------

    Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

    [X] The amount of each scheduled payment will change.

    [X] The amount of the final payment will change.

    [ ]                                                                       .
        ----------------------------------------------------------------------

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
                                                 ----------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

    [X] on the same fixed or variable rate basis in effect before maturity (as indicated above).

    [ ] at a rate equal to                                                     .
                           ----------------------------------------------------

[X] LATE CHARGE: If a payment is made more than 10 days after it is due, I agree
                                                --
    to pay a late charge of 5.000% OF THE LATE PAYMENT WITH A MINIMUM OF $0.50
                            --------------------------------------------------
    AND A MAXIMUM OF $100.00.
    ------------------------

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:
    $1,500.00 PROCESSING FEE.
    ------------------------

PAYMENTS: I agree to pay this note as follows:

[X] Interest: I agree to pay accrued interest ON THE 17TH DAY OF EACH THIRD
                                              -----------------------------
    MONTH BEGINNING OCTOBER 17, 1997
    --------------------------------

[X] Principal: I agree to pay the principal JULY 17, 1998
                                            -------------

[ ] Installments: I agree to pay this note in     payments. The first payment
                                              ---
    will be in the amount of $                 and will be due                .
                              ----------------                ----------------
    A payment of $           will be due                            thereafter.
                  ----------             --------------------------
    The final payment of the entire unpaid balance of principal and interest
    will be due                                                               .
                --------------------------------------------------------------

ADDITIONAL TERMS:




-----------------------------------
[ ] SECURITY: This note is             PURPOSE: The purpose of this loan is
separately secured by (describe        BUSINESS: WORKING CAPITAL LINE OF CREDIT
separate document by type and date):   ----------------------------------------

                                       SIGNATURES: I AGREE TO THE TERMS OF THIS
(This section is for your internal     NOTE (INCLUDING THOSE ON PAGE 2). I have
use. Failure to list a separate        received a copy on today's date.
security document does not mean the
agreement will not secure this note.
-----------------------------------
                                       CAUTION: IT IS IMPORTANT THAT YOU
-----------------------------------    THOROUGHLY READ THIS CONTRACT BEFORE
DISPOSITION OF FUNDS                   YOU SIGN IT.
                                           ----

----------------------   ----------    AMERICAN ARTISTS FILM CORPORATION
Deposited to Account     Check         ----------------------------------------
Number                   Number
-----------------------------------    By: /s/ J. ERIC VAN ATTA
                                           ------------------------------------
Signature for Lender                       J. ERIC VAN ATTA, VICE PRESIDENT


X /s/ Dan W. Cleckler                  ----------------------------------------
-----------------------------------
  DAN W. CLECKLER
                                       ----------------------------------------

-----------------------------------

                                 (Page 1 of 1)


DEFINITIONS: As used on page 1, -[X]- means the terms that apply to this loan "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties.) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW: The law of state of Alabama will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this note or any agreement securing this note is affective unless the modification is in writing and signed by you and me. Time is of the essence in this agreement.
PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me. INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.
ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.
POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we two have agreed that accrued interest not paid when due may be added to principal.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.
SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
        "Right to receive money from you" means:
        (1) any deposit account balance I have with you;
        (2) any money owned to me on an item presented to you or in your possession for collection or exchange; and
        (3) any repurchase agreement or other nondeposit obligation.
        "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
        If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other agreement I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
        You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claim arising as a result of your exercise of your right of set-off.




REAL ESTATE OR RESOURCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of our separate instrument creating the security interest and, to the extent that prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.
DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.E. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
  (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
  (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-off" paragraph herein.
  (3) You may demand security, additional security, or additional parties to be obligated to pay this note on a condition for not using any other remedy.
  (4) You may refuse to make advances to me or allow purchases on credit by me.
  (5) You may use any remedy you have under state or federal law.
By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, herein or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER: I give up my rights to require you to do certain things. I will not require you to:
  (1) demand payment of amounts due (presentment);
  (2) obtain official certification of nonpayment (protest); or
  (3) give notice that amounts due have not been paid (notice of dishonor).
I waive any defenses I have based on suretyship or impairment of collateral. To the extent permitted by law. I also waive all personal property exemptions in the property securing this loan.
OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (or, for example, signing this form or a separate guarantee of settlement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not effect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.
CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.
NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.



--------------------------------------------------------------------------------------------------------------------------------
                                    BORROWER'S                                                                        INTEREST
  DATE OF          PRINCIPAL         INITIALS         PRINCIPAL            PRINCIPAL   INTEREST         INTEREST        PAID
TRANSACTION         ADVANCE       (NOT REQUIRED)      PAYMENTS              BALANCE      RATE           PAYMENTS      THROUGH
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
   /   /        $                                 $                  $                       %    $                     /   /
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   (page 2 of 2)

-----------------------------------------------------------------------------------------------------------------
AMERICAN ARTISTS FILM CORPORATION         FIRST BANK OF CHILDERSBURG
1245 FOWLER STREET, NW                    120 8TH AVE SW - P O BOX 329
ATLANTA, GA 30318                         CHILDERSBURG, AL 35044

                                                                                     Line of Credit No. 7111
BORROWER'S NAME AND ADDRESS               LENDER'S NAME AND ADDRESS                  Date   JULY 17, 1997
"I" includes each borrower above,         "You" means the lender, its successors     Max. Credit Amt. $225,000.00
jointly and severally.                     and assigns.                              Loan Ref. No. 10137734
-----------------------------------------------------------------------------------------------------------------
You have extended to me a line of credit in the
AMOUNT of TWO HUNDRED TWENTY FIVE THOUSAND AND NO/100 ,                               $ 225,000.00              .
          --------------------------------------------------------------     ------------------------------------
You will make loans to me from time to time until 2:00 P.M. on JULY 17, 1998.  Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.
   This line of credit is an agreement between you and me.  It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner.  This agreement is not a letter of credit.

1. AMOUNT:   This line of credit is:
    [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
        a.  I have borrowed the maximum amount available to me;
        b.  This line of credit has expired;
        c.  I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
        d.  I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
        e.
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
                                                                                                                                 .
            -----------------------------------------------------------------------------------------------------------------------
    [ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal
        or exceed                                                             $                             .
                  ------------------------------------------------------       ------------------------------

Subject to the obligatory or discretionary limitations above, this line of credit is:
   [X] OPEN-END (Business or Agricultural only):  I may borrow up to the maximum amount of principal more than one time.
   [ ] CLOSED-END: I may borrow up to the maximum only one time.
2. PROMISSORY NOTE:  I will repay any advances made according to this line of credit agreement as set out in the promissory note. I signed on JULY 17, 1997, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s)
             -------------
   out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
   AS PER CUSTOMER'S REQUEST
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 .
   -------------------------------------------------------------------------------------------------------------------------------
3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
   [ ] security agreement dated                                    [ ]
                               -----------------------------------     ---------------------------------------------------
   [ ] mortgage dated                                              [ ]
                     ---------------------------------------------     ---------------------------------------------------
   [ ] guaranty dated                                              [ ]
                     ---------------------------------------------     ---------------------------------------------------
4. REMEDIES:  If I am in default on the note(s) you may:
   a.  take any action as provided in the related documents;
   b.  without notice to me, terminate this line of credit;
       By selecting any of these remedies you do not give up your right to later use any other remedy.  By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.
5. COST AND FEES:  If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law.  I will also pay your court costs and costs of collection, where permitted by law.
6. COVENANTS:  For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
   a.  maintain books and records of my operations relating to the need for this line of credit;
   b.  permit you or any of your representatives to inspect and/or copy these records;
   c.  provide to you any documentation requested by you which support the reason for making any advances under this line of credit;
   d.  permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

   e.
       -----------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------------

7. NOTICES:  All notices or other correspondence with me should be sent to my address stated above.  The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.
8. MISCELLANEOUS:  This line of credit may not be changed except by a written agreement signed by you and me.  The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                                            SIGNATURES:  I AGREE TO THE TERMS OF THIS LINE OF CREDIT, I HAVE RECEIVED
DWC                                                       A COPY ON TODAY'S DATE.
-------------------------------------------------         AMERICAN ARTISTS FILM CORPORATION
                                                          -------------------------------------------------
Title CEO                                                 BY:  J. Eric Van Atta
     --------------------------------------------             ---------------------------------------------
                                                               J. ERIC VAN ATTA, VICE PRESIDENT


                                                        (Page 1 of 1)

-----------------------------------------------------------------------------------------------------------------
AMERICAN ARTISTS FILM CORPORATION         FIRST BANK OF CHILDERSBURG                 ACCOUNT #: 5550
                                          120 8TH AVE SW - P O BOX 329               Loan Number 10137734
1245 FOWLER STREET, NW                    CHILDERSBURG, AL 35044                     Date July 10, 1997
ATLANTA, GA 30318                                                                    Maturity Date July 10, 1998
                                                                                     Loan Amount $75,750.00
                                                                                     Renewal of
                                                                                               --------------
BORROWER'S NAME AND ADDRESS               LENDER'S NAME AND ADDRESS                  SS#: 43 1717111
"I" includes each borrower above,         "You" means the lender, its successors
jointly and severally.                     and assigns.
-----------------------------------------------------------------------------------------------------------------
For value received, I promise to pay to You, or your order, at your address listed above the PRINCIPAL sum of
SEVENTY FIVE THOUSAND SEVEN HUNDRED FIFTY AND NO/100************************ Dollars $75,750.00
----------------------------------------------------------------------------         ------------------------
[X] Single Advance: I will receive all of this principal sum on JULY 10, 1997. No additional advances are contemplated under this
                                                                -------------
note.
[ ] Multiple Advances: The principal sum shown above is the maximum amount of principal I can borrow under this note.  On
                                   I will receive the amount of $                       and future principal advances are
----------------------------------                                ---------------------
contemplated.
        Conditions:  The conditions for future advances are
                                                           -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
        [ ] Open End Credit:  You and I agree that I may borrow up to the maximum amount of principal more than one time.
            This feature is subject to all other conditions and expires on                                            .
                                                                          --------------------------------------------
        [ ] Closed End Credit:  You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST:  I agree to pay interest on the outstanding principal balance from JULY 10, 1997 at the rate of 9.500% per year until
                                                                             -------------                ------
        FIRST CHANGE DATE     .
        -----------------------
[X]  Variable Rate:  This rate may then change as stated below.
        [X]  Index Rate:  The future rate will be 1.000% OVER the following index rate: PRIME RATE AS PRINTED IN THE WALL
                                                  -----------                           ----------------------------------
             STREET JOURNAL.
             --------------
        [ ]  No Index:  The future rate will not be subject to any internal or external index.  It will be entirely in your control.
        [X]  Frequency and Timing:  The rate on this note may change as often as DAILY                     .
                                                                                 ---------------------------
             A change in the interest rate will take effect ON THE SAME DAY        .
                                                            ------------------------
        [X]  Limitations:  During the term of this loan, the applicable annual interest rate will not be more than 18.000% or less
                                                                                                                   -------
             than 6.000%.  The rate may not change more than             % each                       .
                  ------                                     -----------        -----------------------
        Effect of Variable Rate:  A change in the interest rate will have the following effect on the payments:
        [X]  The amount of each scheduled payment will change.               [X]  The amount of the final payment will change.
        [ ]                                                                                                              .
             ------------------------------------------------------------------------------------------------------------
ACCRUAL METHOD:  Interest will be calculated on a  ACTUAL/365   basis.
                                                  ------------
POST MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
        [X]  on the same fixed or variable rate basis in effect before maturity (as indicated above).
        [ ]  at a rate equal to                                                                     .
                               ----------------------------------------------------------------------
[X]  LATE CHARGE:  If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE
                                                  --                                                       -------------
       LATE PAYMENT WITH A MINIMUM OF $0.50 AND A MAXIMUM OF $100.00.
       --------------------------------------------------------------
[X]  ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:  $750.00 PROCESSING FEE.
                                      ---------------------
PAYMENTS:  I agree to pay this note as follows:
[X]  Interest:  I agree to pay accrued interest ON THE 10TH DAY OF EACH THIRD MONTH BEGINNING OCTOBER 10, 1997.
                                                --------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------
[X]  Principal:  I agree to pay the principal JULY 10, 1998.
                                              -------------
     ---------------------------------------------------------------------------------------------------------
[ ]  Installments:  I agree to pay this note in             payments.  The first payment to be in the amount of $
                                               -------------                                                      ---------
and will be due                           . A payment of $                 will be due
               ----------------------------               ----------------            -----------------------------
                                                      thereafter.  The final payment of the entire unpaid balance of
-----------------------------------------------------
principal and interest will be due                                                          .
                                  -----------------------------------------------------------
ADDITIONAL TERMS:

  Paid by renewal Date 7/17/97

[ ] SECURITY: This note is separately secured by          PURPOSE: The purpose of this loan is BUSINESS: WORKING CAPITAL
(describe separate document by type and date):                                                 -----------------------------
                                                          SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON
                                                          PAGE 2). I have received a copy on today's date.
(This section is for your internal use. Failure
to list a seperate security document does not mean
the agreement will not secure this rate.
                                                          CAUTION . . IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS
DISPOSITION OF FUNDS                                      CONTRACT BEFORE YOU SIGN IT.
                                                                              ----
---------------------------------   -------------
Deposited to Account Number         Check Number          AMERICAN ARTISTS FILM CORPORATION
                                                          -------------------------------------------------
Signature for Lender
X   /s/ Louise Henry                                      BY:  /s/ J. Eric Van Atta
-------------------------------------------------             ---------------------------------------------
LOUIE HENRY                                                    J. ERIC VAN ATTA, VICE PRESIDENT
